UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2026

Motorsport Games Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3350 SW 148th Avenue, Suite 207 Miramar, FL	33027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 413-0812

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)
Preferred Stock Purchase Rights	N/A	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information included in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 22, 2026, the Board of Directors (the “Board”) of Motorsport Games Inc., a Delaware corporation (the “Company”) determined to amend the Company’s Bylaws (the “Bylaws”) by adopting certain Amended and Restated Bylaws (the “Amended and Restated Bylaws”), effective as of such date.

The following is a summary of the material changes to the Bylaws effected by the adoption of the Amended and Restated Bylaws. This summary is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Amended and Restated Bylaws.

Conduct of Meetings

The Amended and Restated Bylaws provide that the Board or the presiding officer of any stockholders meeting has broad authority, to the maximum extent permitted by applicable law, to establish the rules , regulations, and procedures necessary or desirable for the proper conduct of a stockholders’ meetings, including, without limitation, (i) establishing an agenda for the meeting and the order for the consideration of the items of business on such agenda; (ii) establishing procedures for the maintenance of order and safety; (iii) limiting attendance at the meeting to stockholders of record of the Company, their duly authorized proxies, and such other persons as the chairman of the meeting may determine; (iv) limiting participation at the meeting on any matter to stockholders of record of the Company entitled to vote on such matter, their duly authorized proxies, and other such persons as the chairman of the meeting may determine to recognize and, as a condition to recognizing any such participant, requiring such participant to provide the chairman of the meeting with evidence of his or her name and affiliation, whether he or she is a stockholder or a proxy for a stockholder, and the class and series and number of shares of each class and series of capital stock of the Company which are owned beneficially and/or of record by such stockholder; (v) limiting the time allotted to questions or comments on the affairs of the Company; (vi) restricting entry to such meeting after the time prescribed for the commencement thereof; (vii) removing any stockholder or any other person who refuses to comply with meeting procedures, rules, or guidelines as established by the chairman of the meeting; (viii) restricting use of any audio or video recording or transmitting devices at the meeting: (ix) determining when and for how long the polls should be opened and when the polls should be closed; (x) announcing the results of voting; and (xi) taking such other action as is deemed necessary, appropriate, desirable, or convenient for the proper conduct of the meeting.

Adjournment of Stockholders’ Meetings

The Amended and Restated Bylaws provide that if a quorum is not present or represented at any stockholders’ meeting, a majority of the voting power of the Company’s stockholders present in person or represented by proxy at the meeting or the individual acting as chairman of the meeting may adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. The Amended and Restated Bylaws also provide that the individual acting as chairman of the meeting may also, from time to time, for any or no reason, adjourn or recess any meeting of stockholders.

Postponements and Cancellations of Stockholders’ Meetings

The Amended and Restated Bylaws provide that the Board may, from time to time, for any or no reason, postpone or cancel any meeting of stockholders upon public notice given prior to the time previously scheduled for such meeting of stockholders.

Business Conducted or Considered at Meetings of Stockholders

The Amended and Restated Bylaws provide that, for nominations and proposals of other business to have been properly brought before an annual meeting such nominations and proposals of other business must be: (i) specified in the Company’s notice of meeting given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly requested by an eligible stockholder who complies with the advance notice and procedural requirements set forth in the Amended and Restated Bylaws. To be properly brought before a special meeting, proposals of business must be specified in the notice of meeting given by or at the direction of the Board or brought before the meeting at the direction of the Board.

For nominations of individuals for election to the Board of Directors and/or proposals of other business to be properly requested by a stockholder to be brought before an annual meeting, a stockholder must (i) be a stockholder of record of the Company as of the record date set by the Board of Directors for the purpose of determining stockholders entitled to notice of, and to vote at, the annual meeting and at the time of such meeting (and any postponement or adjournment thereof); (ii) be a stockholder of record at the time of giving of the notice by the stockholder provided for in the advance notice provisions of the Amended and Restated Bylaws; (iii) be entitled to vote at the meeting (and any postponement or adjournment thereof) in the election of each individual so nominated and on any such other business proposed by such stockholder; (iv) be Present in Person at the applicable annual meeting (and any postponement or adjournment thereof); and (v) comply in all applicable respects with the requirements and procedures set forth in the Amended and Restated Bylaws, including, but not limited to, the advance notice requirements thereof, and with the other requirements of applicable law.

Advance Notice Requirements

The Amended and Restated Bylaws enhance the procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at stockholders’ meetings, including, without limitation, by:

●	Providing that. to be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the one hundred twentieth (120th) day and not later than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date or, if the Company did not hold an annual meeting in the preceding year, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to the date of such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company;

●	Providing that, in the event that the number of directors to be elected to the Board of Directors at the next annual meeting is increased by the Board of Directors, and there is no public announcement by the Company of such action specifying the size of the increased Board at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting or, if the Company did not hold an annual meeting in the preceding year, a stockholder’s notice shall also be considered timely with respect to the next annual meeting, but only with respect to nominees for any new director positions created by such increase that would be filled at the next annual meeting, and only with respect to a stockholder who, prior to the otherwise applicable stockholder notice deadline, submitted to the Company a timely and proper stockholder’s notice proposing nominees for election to the Board of Directors at such annual meeting in compliance with the Amended and Restated Bylaws in all applicable respects, if such notice shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Company;

●	Requiring that a stockholder that submits a notice of proposed business and/or nominations with respect to a stockholders’ meeting set forth therein the class or series and number of shares of stock which are owned beneficially and/or of record by such stockholder and/or beneficial owner, the date on which such shares were acquired and the investment intent at the time of such acquisition, and any shares of any class or series of stock of the Company as to which such stockholder and such beneficial owner has a right to acquire beneficial ownership at any time in the future;

●	Requiring that a stockholder that submits a notice of proposed business and/or nominations with respect to a stockholders’ meeting provide therein a description of any agreement, arrangement, or understanding (whether written or oral, formal or informal, or monetary or non-monetary), including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares, that has been entered into by, or on behalf of, such stockholder or such beneficial owner and any of their Affiliates or Associates, whether or not such instrument or right shall be subject to settlement in underlying shares of stock, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner or any of their Affiliates or Associates, with respect to securities of the Company;

●	Requiring that a stockholder that submits a notice of proposed business and/or nominations with respect to a stockholders’ meeting provide therein a description of any agreement, arrangement, or understanding (whether written or oral, formal or informal, or monetary or non-monetary) with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective Affiliates or Associates, and any other persons, including, in the case of a nomination, the proposed nominee;

●	Requiring that a stockholder that submits a notice of proposed business and/or nominations with respect to a stockholders’ meeting provide therein a description of any agreement, arrangement, or understanding (whether written or oral, formal or informal, or monetary or non-monetary), including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares, that has been entered into by, or on behalf of, such stockholder or such beneficial owner and any of their Affiliates or Associates, whether or not such instrument or right shall be subject to settlement in underlying shares of stock, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner or any of their Affiliates or Associates, with respect to securities of the Company;

●	Requiring that a stockholder that submits a notice of proposed business and/or nominations with respect to a stockholders’ meeting provide therein a reasonably detailed description of any material pending or threatened legal proceeding in which such stockholder or such beneficial owner is, or is reasonably expected to be made, a party or material participant involving the Company or any of its officers or directors;

●	Requiring that a stockholder that submits a notice of proposed business and/or nominations with respect to a stockholders’ meeting provide therein a reasonably detailed description of any material relationship between such stockholder or such beneficial owner, on the one hand, and the Company or any Affiliate or Associate of the Company, on the other hand;

●	Requiring that a stockholder that submits a notice of proposed business and/or nominations with respect to a stockholders’ meeting provide therein a reasonably detailed description of any plans or proposals of such stockholder or such beneficial owner relating to the Company that would be required to be disclosed by such stockholder or beneficial owner pursuant to Item 4 of Schedule 13D if a Schedule 13D relating to the Company was filed with the U.S. Securities and Exchange Commission (the “SEC”) by such stockholder or such beneficial owner pursuant to the Exchange Act (regardless of whether the requirement to file a Schedule 13D with the SEC is applicable to such stockholder or beneficial owner) together with a description of any agreements, arrangements, or understandings (whether written or oral, formal or informal, or monetary or non-monetary) that relate to such plans or proposals and naming all the parties to any such agreements, arrangements, or understandings;

●	Requiring a stockholder that submits a notice of proposed business and/or nominations with respect to a stockholders’ meeting to update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Company not later than five (5) business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight (8) business days prior to the date for the meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof;

●	Providing that, upon written request by the Secretary or the Board of Directors, any stockholder that submits a stockholder notice of proposed business and/or nominations with respect to a stockholders’ meeting shall provide, within five (5) business days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the sole discretion of the Board of Directors or the Secretary, as applicable, to demonstrate the accuracy of any information included by the stockholder in its notice of proposed business and/or nominations, and (B) a written update of any information (including, if requested by the Secretary or the Board of Directors, written confirmation by such stockholder that it continues to intend to bring such nomination(s) or other business proposal before the meeting) included by the stockholder in its notice of proposed business and/or nominations as of an earlier date;

●	Requiring each proposed nominee for election to the Board of Directors to complete and deliver to the Secretary at the principal executive offices of the Company (in accordance with the time periods prescribed for delivery of a stockholder’s notice pursuant to the advance notice requirements of the Amended and Restated Bylaws) a mandatory written questionnaire, in the form provided by the Company upon request, with respect to the background, qualifications, stock ownership, and independence of such proposed nominee;

●	Requiring that each proposed nominee for election to the Board of Directors enter into a written representation and agreement, in the form provided by the Company upon request, with respect to various matters, including without limitation that such proposed nominee (i) is not, and will not become, a party to any voting commitments (as defined in the Amended and Restated Bylaws) that has not been disclosed to the Company or any voting commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Company, with such proposed nominee’s fiduciary duties under applicable law; (ii) is not and will not become a party to any agreement, arrangement, or understanding (whether written or oral, formal or informal, or monetary or non-monetary) with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director that has not been disclosed to the Company; (iii) if elected as a director of the Company, will comply, with all applicable corporate governance, code of conduct and ethics, conflict of interest, confidentiality, stock ownership, and trading policies, and any other of the Company’s policies or guidelines applicable to directors and in effect during such person’s term in office as a director; (iv) if elected as a director of the Company, will comply with all applicable rules of the SEC, all applicable rules of any securities exchanges upon which the Company’s securities are listed, the certificate of incorporation, the bylaws, and all applicable fiduciary duties under state law; (v) is not now subject to any governmental law, regulation, order, decree, or sanction that could prohibit or limit such director nominee’s service on the Board of Directors or any committee thereof; and (vi) if elected as a director of the Company, intends to serve the entire term of such directorship;

●	Providing that the Company may require any stockholder providing a notice of nominations with respect to a proposed nominee for election to the Board of Directors to furnish such other information regarding such individual as may reasonably be requested by the Secretary or the Board of Directors in writing prior to the meeting of stockholders at which the nomination of such individual is intended to be made in order for the Board of Directors to assess the qualifications, suitability, and eligibility of such individual to serve as a director, or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such individual under the listing standards of each securities exchange upon which the Company’s securities are listed, any applicable rules of the SEC, any publicly disclosed standards used by the Board of Directors in selecting nominees for election as a director and for determining and disclosing the independence of directors, including those applicable to a director’s service on any of the committees of the Board, or the requirements of any other laws or regulations applicable to the Company (such information, if requested by the Secretary or the Board of Directors, must be provided within five (5) business days after it has been requested);

●	Requiring an acknowledgment from a stockholder that submits a notice of proposed business and/or nominations with respect to a stockholders’ meeting that if such stockholder is not Present in Person at such meeting to nominate the proposed nominee(s) or to bring such business included in its stockholder notice, as applicable, before such meeting, the Company need not present such business or proposed nominee(s) for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the Company;

●	Requiring that a stockholders’ notice of proposed nominations include for each proposed nominee a description in reasonable detail of any and all litigation, whether or not judicially resolved, settled, or dismissed, relating to such individual’s past or current service on the board of directors, board of trustees, or similar governing body of any corporation, limited liability company, partnership, trust, or any other entity;

●	Requiring that a stockholders’ notice of proposed nominations include for each proposed nominee a description in reasonable detail of any agreements, arrangements, or understandings (whether written or oral, formal or informal, or monetary or non-monetary) between such individual and any person as to how such individual, if elected as a director of the Company, would act or vote on any issue or question that may come before the Board of Directors;

●	Requiring that a stockholders’ notice of proposed nominations include for each proposed nominee a description in reasonable detail of any agreements, arrangements, or understandings (whether written or oral, formal, or informal, or monetary or non-monetary) between such individual and any person that could limit or interfere with such individual’s ability to comply, if elected as a director, with his or her fiduciary duties under applicable law;

●	Requiring that a stockholders’ notice of proposed nominations include for each proposed nominee a description in reasonable detail of any business or personal interests that could place such individual, if elected as a director of the Company, in a potential conflict of interest with the Company or any of its subsidiaries;

●	Requiring that a stockholder’s notice of proposed nominations include for each proposed nominee the amount of any equity securities beneficially owned by such individual in any person or entity that competes with the Company;

●	Requiring that each proposed nominee for election to the Board of Directors submit to interviews with the Board of Directors or any committee thereof within five (5) business days following any request therefor from the Board of Directors or any committee thereof, and that such proposed nominee be completely candid and truthful in responding to any questions posed during such interviews;

●	Requiring that a stockholder intending to solicit proxies in support of director nominees (other than the Company’s nominees), provide a representation as to whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends to solicit proxies in support of its nominees in accordance with Rule 14a-19 promulgated under the Exchange Act, including delivering a proxy statement and form of proxy to holders representing at least sixty-seven percent (67%) of the Company’s voting shares entitled to vote on the election of directors in support of such nominee or nominees and to otherwise comply with all applicable provisions of Rule 14a-19 promulgated under the Exchange Act (including the Staff of the SEC’s interpretative guidance relating thereto), or, in the case of a stockholder soliciting proxies in support of a proposal other than nominations, to holders of at least the percentage of outstanding stock required to approve or adopt the proposal;

●	Providing that in no event can a stockholder include in a stockholder’s notice of proposed nominations a number of proposed nominees for election as directors that is greater than the number of directors to be elected to the Board of Directors at the stockholders’ meeting to which that stockholder’s notice relates;

●	Providing that a stockholder submitting a stockholder’s notice of proposed business and/or nominations with respect to a stockholders’ meeting, by its delivery to the Company, represents and warrants that all information contained therein, when submitted, is accurate in all respects and that, if any information contained in a submitted stockholder’s notice is determined to be inaccurate, such stockholder’s notice may be deemed not to have been provided in accordance with the advance notice requirements of the Amended and Restated Bylaws;

●	Providing that, for a stockholder’s notice of proposed business and/or nominations with respect to a stockholders’ meeting to comply with the advance notice requirements of the Amended and Restated Bylaws, all the information required to be included therein must be expressly set forth in writing directly within the body of the stockholder’s notice, rather than being incorporated by reference from any other document or writing, including, but not limited to, any correspondence or any documents filed with the SEC, a court, or another governmental body;

●	Providing that, for a stockholder’s notice of proposed business and/or nominations with respect to a stockholders’ meeting to comply with the advance notice requirements of the Amended and Restated Bylaws, each of such requirements must be directly and expressly responded to and a stockholder’s notice must clearly indicate and expressly cross-reference which provisions of the Amended and Restated Bylaws the information disclosed is intended to be responsive to;

●	Providing that a stockholder submitting a stockholder’s notice of proposed business and/or nominations with respect to a stockholders’ meeting, by its delivery to the Company, acknowledges that it understands that nothing contained therein shall be considered confidential or proprietary information and that, except as provided by applicable law, none of the Company, the Board of Directors, or any agents or representatives thereof shall be restricted, in any manner, from publicly disclosing or using any of the information contained in a stockholder’s notice; and

●	Requiring that a stockholder submitting a stockholder’s notice of proposed business and/or nominations with respect to a stockholders’ meeting, at all times prior and subsequent to the submission of such notice, comply with all applicable requirements of state and federal law, including, without limitation, the Exchange Act and the rules and regulations thereunder (including, without limitation, those relating to the timely and accurate filing with the SEC of Schedules 13D and 14A and all amendments and supplements thereto and the notice, filing, solicitation, and other requirements contained in Rule 14a-19 promulgated under the Exchange Act), as well as any interpretative guidance issued by, and/or requests from, the Staff of the SEC, with respect to the matters set forth in the Amended and Restated Bylaws, including, without limitation, the advance notice requirements thereof and the actions contemplated hereby.

Special Meetings of Stockholders

The Amended and Restated Bylaws provide that, to the extent that the Board of Directors calls a special meeting of stockholders for the purpose of electing directors, the advance notice disclosure and other requirements contained in the Amended and Restated Bylaws applicable to proposing nominees for election to the Board of Directors at annual meetings of stockholders shall also apply to stockholders seeking to propose director nominations at such a special meeting.

Special Meetings of Directors

The Amended and Restated Bylaws provide that special meetings of the Board of Directors shall be held whenever called by the Secretary, at the written request of any three (3) directors, or by the Chairman of the Board, or, in the event that the office of the Chairman of the Board is vacant, by the Chief Executive Officer, or in the event that the offices of the Chairman of the Board and Chief Executive Officer are vacant, by the Lead Independent Director.

The Amended and Restated Bylaws further provide that notice of any special meeting of the Board of Directors shall be sent to each director either (a) by reputable overnight delivery service to his or her residence or usual place of business in circumstances to which such service guarantees next day delivery, not later than on the day that is the second business day immediately preceding the day of such meeting, or (b) by electronic mail or other electronic means, not later than twenty-four (24) hours before the time of such meeting, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances; provided, however, that notice of any special meeting of the Board of Directors need not, however, be given to any director, if notice is waived by him or her in writing or if, subject to applicable law, he or she shall be present at the meeting.

Miscellaneous

The Amended and Restated Bylaws also incorporate various other “clean-up” changes, including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles, and captions, and providing capitalized definitions for certain terms.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

3.1	Amended and Restated Bylaws of Motorsport Games Inc., as adopted on July 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: July 23, 2026	By:	/s/ Stephen Hood
Stephen Hood
Chief Executive Officer and President